                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                  May 31, 2000
                                  ------------
                Date of Report (Date of Earliest Event Reported)



                               EQUITY INNS, INC.
                               -----------------
             (Exact Name of Registrant as Specified in Its Charter)




         Tennessee                     01-12073                   62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

Current Percentage Lease Formulas for the Company's Hotels

Equity Inns, Inc. (the "Company") currently owns 96 hotels (the "Hotels") with an aggregate of 12,284 rooms. The Company, through its ownership interest in Equity Inns Partnership, L.P., leases 75 of the Hotels to subsidiaries of Interstate Hotels Company ("Interstate") and its 19 AmeriSuites brand Hotels to a subsidiary of Prime Hospitality Corp., pursuant to percentage lease agreement ("Percentage Leases") that provide for annual rent equal to the greater of (i) a fixed annual base rent ("Base Rent") or (ii) percentage rent based on the revenues of the hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the Consumer Price Index ("CPI"). The remaining two Hotels are operated pursuant to management agreements, one by Interstate and one by CapStar Hotel Co.

The following sets forth, as of May 31, 2000, (i) the annual Base Rent, (ii) the annual Percentage Rent formula, and (iii) the effective date of the Percentage Lease for each Hotel subject to a Percentage Lease, including any and all adjustments to date for changes in the CPI.



                                      Annual                      Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        -------------
Hampton Inn                         $1,010,547                32% of room revenue up           March 2, 1994
Albany, New York                                              to $1,966,941, plus 70%
                                                              of room revenue in excess
                                                              of $1,966,941

Hampton Inn                         $520,923                  30% of room revenue up           March 2, 1994
College Station, Texas                                        to $1,281,322, plus 68%
                                                              of room revenue in excess
                                                              of $1,281,322

Hampton Inn                         $517,132                  30% of room revenue up           March 2, 1994
Columbus, Georgia                                             to $1,095,868, plus 68%
                                                              of room revenue in excess
                                                              of $1,095,868

Hampton Inn                         $506,980                  30% of room revenue up           March 2, 1994
Louisville, Kentucky                                          to $1,208,265, plus 70%
                                                              of room revenue in excess
                                                              of $1,208,265

Hampton Inn                         $495,856                  31% of room revenue up           March 2, 1994
Cleveland, Ohio                                               to $1,039,670, plus 68%
                                                              of room revenue in excess
                                                              of $1,039,670

Hampton Inn                         $446,519                  30% of room revenue up           March 2, 1994
Sarasota, FL                                                  to $1,236,363, plus 70%
                                                              of room revenue in excess
                                                              of $1,236,363

Hampton Inn                         $404,278                  30% of room revenue up           March 2, 1994
Fort Worth, Texas                                             to $1,404,958, plus 69%
                                                              of room revenue in excess
                                                              of $1,404,958


                                      Annual                      Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        --------------
Hampton Inn                         $573,571                  27% of room revenue up           April 21, 1994
Ann Arbor, Michigan                                           to $1,525,223, plus 68%
                                                              of room revenue in excess
                                                              of $1,525,223

Hampton Inn                         $404,057                  30% of room revenue up           June 7, 1994
Gurnee, Illinois                                              to $1,498,247, plus 69%
                                                              of room revenue in excess
                                                              of $1,498,247

Comfort Inn                         $621,955                  30% of room revenue up           July 15, 1994
Arlington, Texas                                              to $1,562,313, plus 69%
                                                              of room revenue in excess
                                                              of $1,562,313

Residence Inn                       $856,397                  27% of room revenue up           September 12, 1994
Eagan, Minnesota                                              to $1,299,306, plus 65%
                                                              of room revenue in excess
                                                              of $1,299,306

Residence Inn                       $756,532                  27% of room revenue up           September 12, 1994
Tinton Falls, New Jersey                                      to $1,411,702, plus 65%
                                                              of room revenue in excess
                                                              of $1,411,702

Hampton Inn                         $569,998                  30% of room revenue up           September 20, 1994
Milford, Connecticut                                          to $1,558,942, plus 68%
                                                              of room revenue in excess
                                                              of $1,558,942

Hampton Inn                         $365,426                  30% of room revenue up           September 20, 1994
Meriden, Connecticut                                          to $1,044,165, plus 65%
                                                              of room revenue in excess
                                                              of $1,044,165

Hampton Inn                         $534,583                  31% of room revenue up           November 28, 1994
Beckley, West Virginia                                        to $881,206, plus 68% of
                                                              room revenue in excess of
                                                              $881,206

Holiday Inn Express                 $228,414                  35% of room revenue up           November 28, 1994
Wilkesboro,                                                   to $745,056, plus 69% of
North Carolina                                                room revenue in excess of
                                                              $745,056

Hampton Inn                         $468,634                  33% of room revenue up           November 28, 1994
Gastonia, North Carolina                                      to $844,258, plus 66% of
                                                              room revenue in excess of
                                                              $844,258


                                      Annual                      Annual Percentage                  Date
Hotel                               Base Rent                       Rent Formula                   of Lease
-----                               ---------                 -------------------------        -----------------
Hampton Inn                         $440,999                  33% of room revenue up           November 28, 1994
Morgantown, West Virginia                                     to $953,965, plus 65% of
                                                              room revenue in excess of
                                                              $953,965

Holiday Inn                         $315,186                  33% of room revenue up           November 28, 1994
Oak Hill, West Virginia                                       to $794,990, plus 65% of
                                                              room revenue in excess of
                                                              $794,990, plus 75% of
                                                              food and beverage lease
                                                              revenue

Holiday Inn                         $569,503                  33% of room revenue up           November 28, 1994
Bluefield, West Virginia                                      to $1,635,946, plus 65%
                                                              of room revenue in excess
                                                              of $1,635,946, plus 15%
                                                              of food revenue, plus 8%
                                                              of beverage revenue

Hampton Inn                         $580,529                  31% of room revenue up           December 6, 1994
Naperville, Illinois                                          to $1,308,276, plus 62%
                                                              of room revenue in excess
                                                              of $1,308,276

Hampton Inn                         $558,239                  31% of room revenue up           January 3, 1995
State College, Pennsylvania                                   to $985,652, plus 62% of
                                                              room revenue in excess of
                                                              $985,652

Comfort Inn                         $338,360                  33% of room revenue up           June 15, 1995
Rutland, Vermont                                              to $1,353,594, plus 71%
                                                              of room revenue in excess
                                                              of $1,353,594

Hampton Inn                         $546,077                  37% of room revenue up           September 20, 1995
Scranton, Pennsylvania                                        to $1,968,120, plus 74%
                                                              of room revenue in excess
                                                              of $1,968,120

Hampton Inn                         $447,668                  33% of room revenue up           September 22, 1995
Fayetteville, North                                           to $1,254,269, plus 65%
Carolina                                                      of room revenue in excess
                                                              of $1,254,269

Hampton Inn                         $671,335                  35% of room revenue up           September 22, 1995
Indianapolis, Indiana                                         to $1,628,445, plus 71%
                                                              of room revenue in excess
                                                              of $1,628,445


                                      Annual                      Annual Percentage                  Date
Hotel                               Base Rent                       Rent Formula                   of Lease
-----                               ---------                 -------------------------        ------------------
Hampton Inn                         $464,614                  34% of room revenue up           September 22, 1995
Jacksonville, Florida                                         to $1,571,733, plus 68%
                                                              of room revenue in excess
                                                              of $1,571,733

Holiday Inn                         $714,100                  38% of room revenue up           September 22, 1995
Mt. Pleasant, South                                           to $2,295,343, plus 76%
Carolina                                                      of room revenue in excess
                                                              of $2,295,343, plus 5% of
                                                              food revenue, plus 20% of
                                                              beverage revenue

Comfort Inn                         $714,983                  37% of room revenue up           November 21, 1995
Jacksonville Beach.                                           to $3,139,253, plus 75%
Florida                                                       of room revenue in excess
                                                              of $3,139,235, plus 10%
                                                              of food revenue, plus 25%
                                                              of beverage revenue

Residence Inn                       $356,639                  35% of room revenue up           December 15, 1995
Omaha, Nebraska                                               to $1,754,245, plus 71%
                                                              of room revenue in excess
                                                              of $1,754,245

Hampton Inn                         $619,871                  35% of room revenue up           December 27, 1995
Austin, Texas                                                 to $1,468,266, plus 71%
                                                              of room revenue in excess
                                                              of $1,468,266

Hampton Inn                         $373,278                  34% of room revenue up           February 21, 1996
Knoxville (Alcoa),                                            to $1,511,090, plus 69%
Tennessee                                                     of room revenue in excess
                                                              of $1,511,090

Hampton Inn                         $572,359                  36% of room revenue up           March 14, 1996
Baltimore (Glen Burnie),                                      to $1,827,462, plus 72%
Maryland                                                      of room revenue in excess
                                                              of $1,827,462

Hampton Inn                         $663,073                  37% of room revenue up           May 31, 1996
Detroit (Northville),                                         to $1,679,058, plus 73%
Michigan                                                      of room revenue in excess
                                                              of $1,679,058

Homewood Suites                     $935,531                  37% of room revenue up           May 31, 1996
Hartford (Windsor Locks),                                     to $2,646,865, plus 75%
Connecticut                                                   of room revenue in excess
                                                              of $2,646,865


                                      Annual                      Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        -------------
Holiday Inn                         $449,340                  28% of room revenue up           June 28, 1996
Winston-Salem, North                                          to $1,966,769, plus 77%
Carolina                                                      of room revenue in excess
                                                              of $1,966,769, plus 15%
                                                              of food revenue plus 30%
                                                              of  beverage revenue

Hampton Inn                         $829,453                  37% of room revenue up           July 16, 1996
Scottsdale, Arizona                                           to $1,551,089, plus 73%
                                                              of room revenue in excess
                                                              of $1,551,089

Hampton Inn                         $733,794                  36% of room revenue up           July 22, 1996
Chattanooga, Tennessee                                        to $2,026,832, plus 72%
                                                              of room revenue in excess
                                                              of $2,026,832

Homewood Suites                     $907,884                  35% of room revenue up           September 27, 1996
San Antonio, Texas                                            to $2,191,309, plus 71%
                                                              of room revenue in excess
                                                              of $2,191,309

Residence Inn                       $692,063                  37% of room revenue up           October 1, 1996
Burlington, Vermont                                           to $1,805,289, plus 74%
                                                              of room revenue in excess
                                                              of $1,805,289

Homewood Suites                     $1,097,145                35% of room revenue up           November 5, 1996
Phoenix (Camelback),                                          to $2,543,423, plus 71%
Arizona                                                       of room revenue in excess
                                                              of $2,543,423


Residence Inn by Marriott           $820,907                  37% of room revenue up           January 10, 1997
Colorado Springs, Colorado                                    to $1,512,948, plus 75%
                                                              of room revenue in excess
                                                              of $1,512,948

Residence Inn by Marriott           $881,725                  37% of room revenue up           January 10, 1997
Tucson, Arizona                                               to $2,246,661, plus 74%
                                                              of room revenue in excess
                                                              of $2,246,661

Residence Inn by Marriott           $982,277                  37% of room revenue up           January 10, 1997
Oklahoma City, Oklahoma                                       to $2,232,667, plus 75%
                                                              of room revenue in excess
                                                              of $2,232,667


                                    Annual                        Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        -------------
Hampton Inn                         $673,275                  35% of room revenue up           March 5, 1997
Norfolk, Virginia                                             to $1,330,053, plus 71%
                                                              of room revenue in excess
                                                              of $1,330,053

Hampton Inn                         $177,383                  32% of room revenue up           March 11, 1997
Pickwick, Tennessee                                           to $750,964, plus 65% of
                                                              room revenue in excess of
                                                              $750,694

Hampton Inn                         $687,783                  34% of room revenue up           April 22, 1997
Overland Park, Kansas                                         to $1,473,057, plus 68%
                                                              of room revenue in excess
                                                              of $1,473,057

Hampton Inn                         $1,030,731                36.2% of room revenue up         June 24, 1997
Addison, Texas                                                to $1,573,932, plus 72.4%
                                                              of room revenue in excess
                                                              of $1,573,932

Hampton Inn                         $739,224                  35.9% of room revenue up         June 24, 1997
Atlanta (Northlake),                                          to $1,330,976, plus 71.9%
Georgia                                                       of room revenue in excess
                                                              of $1,330,976

Hampton Inn                         $604,734                  34.9% of room revenue up         June 24, 1997
Birmingham (Vestavia),                                        to $1,525,306, plus 69.8%
Alabama                                                       of room revenue in excess
                                                              of $1,525,306

Hampton Inn                         $765,057                  36.2% of room revenue up         June 24, 1997
Chapel Hill, North Carolina                                   to $1,342,083, plus 72.3%
                                                              of room revenue in excess
                                                              of $1,342,083

Hampton Inn                         $573,250                  34.9% of room revenue up         June 24, 1997
Charleston, South Carolina                                    to $1,460,595, plus 69.9%
                                                              of room revenue in excess
                                                              of $1,460,595

Hampton Inn                         $475,836                  35.6% of room revenue up         June 24, 1997
Colorado Springs, Colorado                                    to $1,508,415, plus 71.2%
                                                              of room revenue in excess
                                                              of $1,508,415

Hampton Inn                         $646,842                  35.3% of room revenue up         June 24, 1997
West Columbia, South                                          to $1,257,539, plus 70.5%
Carolina                                                      of room revenue in excess
                                                              of $1,257,539


                                    Annual                        Annual Percentage                 Date
Hotel                               Base Rent                       Rent Formula                  of Lease
-----                               ---------                 -------------------------        -------------
Hampton Inn                         $434,937                  35.3% of room revenue up         June 24, 1997
Denver (Aurora), Colorado                                     to $1,564,575, plus 70.5%
                                                              of room revenue in excess
                                                              of $1,564,575

Hampton Inn                         $553,347                  35.2% of room revenue up         June 24, 1997
Detroit (Madison Heights),                                    to $1,525,075, plus 70.3%
Michigan                                                      of room revenue in excess
                                                              of $1,525,075

Hampton Inn                         $498,714                  35.8% of room revenue up         June 24, 1997
Dublin, Ohio                                                  to $1,446,552, plus 71.7%
                                                              of room revenue in excess
                                                              of $1,446,552

Hampton Inn                         $477,584                  35.5% of room revenue up         June 24, 1997
Kansas City, Missouri                                         to $1,506,762, plus 71.1%
                                                              of room revenue in excess
                                                              of $1,506,762

Hampton Inn                         $598,390                  35.6% of room revenue up         June 24, 1997
Little Rock, Arkansas                                         to $1,347,486, plus 71.3%
                                                              of room revenue in excess
                                                              of $1,347,486

Hampton Inn                         $839,302                  36.0% of room revenue up         June 24, 1997
Memphis (Poplar), Tennessee                                   to $1,560,486, plus 72.0%
                                                              of room revenue in excess
                                                              of $1,560,486

Hampton Inn                         $453,515                  34.8% of room revenue up         June 24, 1997
Memphis (Sycamore View),                                      to $1,585,833, plus 69.5%
Tennessee                                                     of room revenue in excess
                                                              of $1,585,833

Hampton Inn                         $827,416                  35.4% of room revenue up         June 24, 1997
Nashville (Briley Parkway),                                   to $1,687,414, plus 70.9%
Tennessee                                                     of room revenue in excess
                                                              of $1,687,414

Hampton Inn                         $784,748                  35.5% of room revenue up         June 24, 1997
Richardson, Texas                                             to $1,376,879, plus 71.1%
                                                              of room revenue in excess
                                                              of $1,387,980

Hampton Inn                         $461,062                  34.5% of room revenue up         June 24, 1997
St. Louis (Westport), Missouri                                to $1,512,017, plus 69.1%
                                                              of room revenue in excess
                                                              of $1,512,017


                                    Annual                        Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        -------------
Homewood Suites                     $663,853                  36.5% of room revenue up         June 25, 1997
Germantown, Tennessee                                         to $1,431,533, plus 73.0%
                                                              of room revenue in excess
                                                              of $1,431,533

Homewood Suites                     $407,748                  37.2% of room revenue up         July 10, 1997
Augusta, Georgia                                              to $1,053,615, plus 74.5%
                                                              of room revenue in excess
                                                              of $1,053,615

Hampton Inn                         $845,786                  36.8% of room revenue up         August 1, 1997
Mountain Brook                                                to $1,337,702, plus 73.6%
(Birmingham), Alabama                                         of room revenue in excess
                                                              of $1,337,702

Residence Inn by Marriott           $1,706,676                35.5% of room revenue up         September 18, 1997
Princeton, New Jersey                                         to $3,255,231, plus 71% of
                                                              room revenue in excess of
                                                              $3,255,231

AmeriSuites                         $626,457                  35.7% of room revenue up         December 3, 1997
Flagstaff, Arizona                                            to $1,480,796, plus 71.3%
                                                              of room revenue in excess
                                                              of $1,480,796

AmeriSuites                         $1,171,605                38% of room revenue up           December 3, 1997
Richmond, Virginia                                            to $1,738,497, plus 76.1%
                                                              of room revenue in excess
                                                              of $1,738,497

AmeriSuites                         $692,029                  38% of room revenue up           December 10, 1997
Jacksonville, Florida                                         to $1,492,205, plus 76%
                                                              of room revenue in excess
                                                              of $1,492,205

AmeriSuites                         $1,161,475                38% of room revenue up           December 10, 1997
Miami, Florida                                                to $1,596,587, plus 76%
                                                              of room revenue in excess
                                                              of $1,596,587

AmeriSuites                         $1,133,803                38% of room revenue up           December 10, 1997
Tampa, Florida                                                to $1,610,158, plus 76.1%
                                                              of room revenue in excess
                                                              of $1,610,158

AmeriSuites                         $800,317                  37.6% of room revenue up         December 10, 1997
Indianapolis (Keystone),                                      to $1,625,990, plus 75.1%
Indiana                                                       of room revenue in excess
                                                              of $1,625,990


                                    Annual                        Annual Percentage                  Date
Hotel                               Base Rent                       Rent Formula                   of Lease
-----                               ---------                 -------------------------        -----------------
AmeriSuites                         $1,019,261                37.2% of room revenue up         December 10, 1997
Kansas City (Overland                                         to $1,776,680, plus 74.4%
Park), Kansas                                                 of room revenue in excess
                                                              of $1,776,680

AmeriSuites                         $811,378                  36.5% of room revenue up         December 10, 1997
Cincinnati (Blue Ash),                                        to $1,565,986, plus 72.9%
Ohio                                                          of room revenue in excess
                                                              of $1,565,986

AmeriSuites                         $721,416                  35.9% of room revenue up         December 10, 1997
Cincinnati (Forest Park),                                     to $1,633,025, plus 71.8%
Ohio                                                          of room revenue in excess
                                                              of $1,633,025

AmeriSuites                         $918,948                  37.2% of room revenue up         December 10, 1997
Columbus, Ohio                                                to $1,825,519, plus 74.4%
                                                              of room revenue in excess
                                                              of $1,825,519

Hampton Inn                         $1,376,582                37% of room revenue up           April 14, 1998
San Antonio, Texas                                            to $1,883,482, plus 74%
                                                              of room revenue in excess
                                                              of $1,883,482

Homewood Suites                     $772,187                  35.5% of room revenue up         April 15, 1998
Sharonville, Ohio                                             to $1,602,692, plus 70%
                                                              of room revenue in excess
                                                              of $1,602,692

Residence Inn                       $2,304,595                39% of room revenue up           April 28, 1998
Portland (Lloyd Center),                                      to $3,060,450, plus 74%
Oregon                                                        of room revenue in excess
                                                              of $3,060,450

Hampton Inn & Suites                (i) 1998:  $875,000       (i) 1998 and 1999:  33.5%        May 1, 1998
Bartlett (Memphis),                 (ii) 1999: $940,000       of room revenue up to
Tennessee                           (iii) 2000 and            $1,635,000, plus 72.5% of
                                    thereafter: $799,303      room revenue in excess of
                                                              $1,635,000; (ii) 2000 and
                                                              thereafter:  35% of room
                                                              revenue up to $1,562,000,
                                                              plus 72.5% of room revenue
                                                              in excess of $1,562,000

AmeriSuites                         $758,132                  43.5% of room revenue up         June 26, 1998
Birmingham (Riverchase),                                      to $1,874,615, plus 69.0%
Alabama                                                       of room revenue in excess
                                                              of $1,874,615


                                    Annual                        Annual Percentage                Date
Hotel                               Base Rent                       Rent Formula                 of Lease
-----                               ---------                 -------------------------        -------------
AmeriSuites                         $1,115,555                59.7% of room revenue up         June 26, 1998
Miami (Kendall), Florida                                      to $1,979,184, plus 74.0%
                                                              of room revenue in excess
                                                              of $1,979,184

AmeriSuites                         $1,109,420                50.2% of room revenue up         June 26, 1998
Baton Rouge, Louisiana                                        to $2,277,708, plus 70.0%
                                                              of room revenue in excess
                                                              of $2,277,708

AmeriSuites                         $979,757                  49.1% of room revenue up         June 26, 1998
Baltimore (BWI), Maryland                                     to $2,624,236, plus 69.0%
                                                              of room revenue in excess
                                                              of $2,624,236

AmeriSuites                         $1,298,216                47.3% of room revenue up         June 26, 1998
Minneapolis (Mall of                                          to $2,526,597, plus 69.0%
America), Minnesota                                           of room revenue in excess
                                                              of $2,526,597

AmeriSuites                         $1,783,650                (i) Until 12/31/1999:            June 26, 1998
Las Vegas, Nevada                                             49.7% of room revenue up
                                                              to $4,313,900, plus 69.0%
                                                              of room revenue in excess
                                                              of $4,313,900; (ii) after
                                                              1/1/2000:  50.6% of room
                                                              revenue up to $4,313,900,
                                                              plus 70.0% of room revenue
                                                              in excess of $4,313,900

AmeriSuites                         $952,769                  47.6% of room revenue up         June 26, 1998
Albuquerque, New Mexico                                       to $2,158,156, plus 70.0%
                                                              of room revenue in excess
                                                              of $2,158,156

AmeriSuites                         $1,089,341                50.0% of room revenue up         June 26, 1998
Nashville (Cool Springs),                                     to $2,337,291, plus 70.0%
Tennessee                                                     of room revenue in excess
                                                              of $2,337,291

AmeriSuites                         $960,683                  44.3% of room revenue up         June 26, 1998
Memphis (Wolfchase),                                          to $2,229,317, plus 69.0%
Tennessee                                                     of room revenue in excess
                                                              of $2,229,317


                                    Annual                        Annual Percentage                 Date
Hotel                               Base Rent                       Rent Formula                  of Lease
-----                               ---------                 -------------------------        --------------
Homewood Suites                     (i) 1-6 lease months:     (i) 1-6 lease months:            August 7, 1998
Seattle, Washington                 $2,215,620;               38.0% of room revenue up
                                    (ii) 7-18 lease months:   to $3,650,000, plus 74.5%
                                    $2,615,000                of room revenue in excess
                                    (iii) After 19th lease    of $3,650,000; (ii) 7-18
                                    month: $2,215,620         lease months: 38.0% of
                                                              room revenue up to
                                                              $3,552,000,   plus
                                                              74.5%    of   room
                                                              revenue  in excess
                                                              of     $3,552,000;
                                                              (iii)  Lease month
                                                              19th  and   after:
                                                              37.0%    of   room
                                                              revenue    up   to
                                                              $3,706,000,   plus
                                                              74.5%    of   room
                                                              revenue  in excess
                                                              of $3,706,000

Homewood Suites                     (i) To May 31, 2000:      (i) To May 31, 2000:             May 18, 1999
Chicago (Grande Avenue),            $4,159,600;               44.9% of room revenue up
Illinois                            (ii) June 1, 2000 to      to $7,489,900, plus 69.0%
                                    December 31, 2000:        of room revenue in excess
                                    $4,577,200;               of $7,489,900; (ii) June 1,
                                    (iii) After January 1,    2000 to December 31, 2000:
                                    2001: $4,250,700          49.0% of room revenue up
                                                              to $10,010,900, plus 71.0%
                                                              of room revenue in excess
                                                              of $10,010,900; (iii) After
                                                              January 2, 2001: 49.0% of
                                                              room revenue up to
                                                              $9,726,900, plus 71.0% of
                                                              room revenue in excess of
                                                              $9,726,900

Homewood Suites                     (i) To December 31,       (i) To December 31, 1999:        June 25, 1999
Orlando, Florida                    1999: $2,739,800          39.5% of room revenue up
                                    (ii) January 1, 2000      to $4,530,300, plus 65.0%
                                    to December 31, 2000:     of room revenue in excess
                                    $3,057,800;               of $4,530,300; (ii) January
                                    (iii) After January 1,    1, 2000 to December 31,
                                    2001: $2,630,800          2000: 49.4% of room
                                                              revenue up to $7,094,800,
                                                              plus 71.0% of room revenue
                                                              in excess of $7,094,800;
                                                              (iii) After January 1, 2001:
                                                              49.4% of room revenue up
                                                              to $7,200,000, plus 72.0%
                                                              of room revenue in excess
                                                              of $7,200,000

ITEM 7.       EXHIBITS.

10.1(a) --   Consolidated Lease Amendment dated as of November 15, 1996 between
             Equity Inns Partnership, L.P. and Crossroads/Memphis Partnership,
             L.P. (incorporated by reference to Exhibit 10.1 to the Company's
             Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 31, 1996)

10.1(b) --   Form of Percentage Lease Agreement between Equity Inns Partnership,
             L.P. and Crossroads/Future Company, L.L.C. (incorporated by reference to Exhibit 10.1(b) to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and
             Exchange Commission on July 16, 1997)

10.1(c) --   Form of Percentage Lease Amendment between Equity Inns Partnership,
             L.P. and Caldwell Holding Corp. incorporated by reference to
             Exhibit 10.5 to the Company's Current Report on Form 8-K
             [Registration No. 01-120730] filed with the Securities and Exchange
             Commission on December 24, 1997)

10.2 -- Guaranty of Leases dated November 15, 1996 by Interstate Hotels Company (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 13, 1996)

10.3 -- Guaranty of Leases dated November 15, 1996 by Interstate Hotels Corporation (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 13,
             1996)

10.4 -- Master Agreement dated as of November 4, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads/Future Company, L.L.C. (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 13, 1996)

10.5 -- First Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P., Interstate Hotels Corporation, Crossroads/Memphis Partnership, L.P. and Crossroads/Future Company, L.L.C. (incorporated by reference to
             Exhibit 10.5 to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 13, 1996)

10.6 -- Second Amendment to Master Agreement dated as of February 6, 1997 by Equity Inns, Inc., Equity Inns Partnership, L.P., EQI Financing Partnership I, L.P., Interstate Hotels Corporation, Crossroads/ Memphis Partnership, L.P., Crossroads/Memphis Financing Company, L.L.C., and Crossroads/Future Company, L.L.C. (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q [Registration No. 01-12073] for the quarter ended March 31, 1997 and filed with the Securities and Exchange Commission on April 30, 1997)

10.7 -- Consolidated Amendment to Lease Agreements and Master Agreement dated as of March 31, 1999, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership I, L.P., Equity Inns Partnership II, L.P., Crossroads/Memphis Partnership, L.P., State College BBQ/ Concord Joint Venture, Crossroads/Memphis Financing Company, L.L.C., Crossroads/Future Company, L.L.C., Patriot American Hospitality, Inc., Interstate hotels, LLC, Crossroads Hospitality Company, L.L.C. and Interstate Hotels Management, Inc. (incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K [Registration No. 01-12073] filed with the Securities and Exchange Commission on May 7, 1999)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  EQUITY INNS, INC.
                                  (Registrant)



June 20, 2000                     By:  /s/Donald H. Dempsey
                                       --------------------
                                  Donald H. Dempsey
                                  Executive Vice President, Secretary, Treasurer
                                  and Chief Financial Officer